POWER OF ATTORNEY



	KNOW ALL BY THESE PRESENTS,
that the undersigned hereby constitutes and appoints each of Alan K.
Austin and Karen M. King the undersigned's true and lawful attorney-in-fact to:

	(1)  execute for and on behalf of the
undersigned, in the undersigned's
		capacity as a director of Ameritrade
Holding Corporation (the
		"Company") or as a holder (directly or
indirectly) of 10% or more of
		the Company's securities, Forms 3, 4 and
5 in accordance with Section
		16 of the Securities Exchange Act of 1934, as amended, and the rules
		thereunder;

	(2)  do and perform any and
all acts for and on behalf of the undersigned
		that may be necessary or
desirable to complete and execute any such
		Form 3, 4 or 5 and timely
file such form with the Securities and
		Exchange Commission and any
stock exchange or similar authority; and

	(3)  take any other action
of any type whatsoever in connection with the
		foregoing that, in the
opinion of such attorney-in-fact, may be of
		benefit to, in the best
interest of or legally required to be done by
		the undersigned, it being
understood that the documents executed by
		such attorney-in-fact on
behalf of the undersigned pursuant to this
		Power of Attorney shall be
in such form and shall contain such terms
		and conditions as such
attorney-in-fact may approve in such
		attorney-in-fact's discretion.


	The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this
Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the

Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the
undersigned's holdings of and
transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to such attorney-in-fact.

			   IN WITNESS WHEREOF,
the undersigned has caused this Power of Attorney to be executed as of the date written below.


Date:  December 15, 2005




								  --------------------------------------


								   /s/
Michael J. Bingle
								  --------------------------------------

									 Michael J. Bingle